UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    April 6, 2007

    Regional Bancshares, Inc.
(Exact Name of Registrant as Specified in Its Charter)

South Carolina	000-32493	57-1108717
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

Registrant's telephone number, including area code)      (843) 383-4333

206 South Fifth Street
     Hartsville, South Carolina 29551
(Address of Principal Executive Offices)

                                                 N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         X     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

        On April 6, 2007, Regional Bancshares, Inc. (the “Company”) mailed to its shareholders the attached correspondence announcing the Company’s intent to engage in a deregistration transaction. The letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.   Exhibits

        The following exhibit is filed as part of this report:

      Exhibit           Description

         99.1             Letter to shareholders dated April 6, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONAL BANKSHARES, INC.

Date: April 6, 2007	By: /s/ Curtis A. Tyner
Curtis A. Tyner
President

EXHIBIT INDEX

Exhibit Number

  99.1                      Letter to shareholders dated April 6, 2007.

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